ONE PRICE CLOTHING STORES, INC. AND SUBSIDIARIES

EXHIBIT 10(c) - Amendment No. 2 to the Loan and Security Agreement by and
                between Congress Financial Corporation (Southern) as Lender and the Registrant and One Price Clothing of Puerto Rico,
                Inc. as Borrowers dated June 17, 1997

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                                       AMENDMENT NO. 2 TO FINANCING AGREEMENTS



                                                              June 17, 1997



One Price Clothing Stores, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing of Puerto Rico, Inc.
1875 East Main Street
Duncan, South Carolina 29334

Gentlemen:

         Congress Financial Corporation (Southern) ("Lender"), One Price Clothing Stores, Inc. ("One Price") and One Price Clothing of Puerto Rico, Inc. ("One Price PR"; and together with One Price, individually referred to as a "Borrower" and collectively as the "Borrowers") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 25, 1996, between the Lender and Borrowers (the "Loan Agreement"), as amended by the Amendment No. 1 to Financing Agreements, dated May 16, 1997, together with various other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Financing Agreements.

         Borrowers have requested that Lender (a) consent to the formation of One Price Realty, Inc., a wholly-owned subsidiary of One Price ("One Price Realty"), (b) consent to the transfer by One Price of certain real estate and fixtures (including the Distribution Center) owned by One Price located in Spartanburg County, South Carolina to One Price Realty (the "Duncan Real
Property"), (c) release its security interest and lien on the Duncan Real Property, (d) permit the contingent indebtedness of One Price to First Union National Bank ("First Union") pursuant to an indemnity and guaranty agreement by One Price with respect to certain obligations of One Price Realty to First Union and an environmental indemnity agreement in favor of First Union, and (e) to amend the Loan Agreement in connection with the foregoing; and Lender is willing to agree to such formation, transfer, release, indebtedness and amendments, subject to the terms and conditions set forth herein.



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         In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:
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         1.       Additional Definitions. Effective as of the date hereof, the following terms shall have the respective meanings given to them below and the Loan Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

                  (a) "Duncan Lease" shall mean the Lease, dated the date hereof between One Price Realty, as Landlord, and One Price as Tenant, with respect to the Duncan Real Property.

                  (b)      "Duncan Real Property" shall have the meaning set forth in the introductory paragraphs of this Amendment.

                  (c) "First Union" shall mean First Union National Bank, a national banking association, and its successors and assigns.

                  (d)      "First Union Financing" shall have the meaning set forth in Section 6 hereof.

                  (e) "One Price Guaranty" shall mean, collectively, the Indemnity and Guaranty Agreement, dated the date hereof, by One Price with respect to certain obligations of One Price Realty to First Union, and the Environmental Indemnity Agreement, dated the date hereof, by One Price and One Price Realty in favor of First Union, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (f) "One Price Realty" shall mean One Price Realty, Inc., a South Carolina corporation, and its successors and assigns.

         2. Consent.  Subject to the terms and conditions herein,  Lender hereby
(a) confirms that is has no objection to (i) the formation of One Price Realty as a wholly-owned subsidiary of One Price, (ii) the transfer by One Price to One Price Realty of the Duncan Real Property and the leasing of the Duncan Real Property by One Price Realty to One Price pursuant to the Duncan Lease, (iii) the indemnity and guaranty by One Price with respect to certain obligations of One Price Realty to First Union and the indemnity by One Price in favor of First Union with respect to certain environmental liabilities related to the Duncan Real Property, in each case pursuant to the One Price Guaranty; and (b) agrees to release its security interests and liens in the Duncan Real Property.

         3.       Indebtedness.  Section 9.9 of the Loan Agreement is hereby amended by adding a new Section
9.9(h) thereto as follows:
                           "(h)  contingent  indebtedness  of One Price to First
                  Union  arising  under the One Price  Guaranty in respect of or relating  to the  obligations  of One  Price  Realty  to First
                  Union;  provided,  that: (i) the total principal amount of the guaranteed  indebtedness  outstanding  at any time  thereunder shall  not  exceed  $8,125,000,  (ii)  One  Price  shall  not,
                  directly  or  indirectly,   without   Lender's  prior  written
                  consent,  amend,  modify,  alter or  change  the terms of such guaranteed indebtedness or the One Price Guaranty as in effect on the date  hereof,  (iii) One Price shall  furnish to Lender all  notices  or demands in  connection  with such  guaranteed indebtedness  or the One Price Guaranty either received by One
                  Price or on its behalf, promptly after the receipt thereof, or sent by One  Price  or on its  behalf,  concurrently  with the sending  thereof,  as the  case  may  be,  (iv)  Lender  shall receive,  in form and  substance  satisfactory  to  Lender,  a
                  Mortgagee  Agreement  between  Lender  and First  Union,  duly authorized,  executed  and  delivered  by First  Union and (v)
                  Lender shall receive,  in form and substance  satisfactory  to
                  Lender, a Landlord  Agreement,  duly authorized,  executed and delivered by One Price Realty."

         4.       Conditions Precedent.  The effectiveness of the consent and Collateral release contained in
Section 2 hereof and the amendments to the Loan Agreement and the other Financing Agreements provided for herein is conditioned upon the satisfaction of each of the following conditions precedent in a manner satisfactory to
Lender:

                  (a) Lender shall have received true, correct and complete copies of the (i) One Price Guaranty, (ii) the documents related to the loan by First Union to One Price Realty secured by the Duncan Real Property, (iii) the deed and all other documents (if any) evidencing or relating to the transfer of the Duncan Real Property from One Price to One Price Realty, and (iv) the Duncan Lease, each duly authorized, executed and delivered by the parties thereto;

                  (b)  Lender  shall  have  received,   in  form  and  substance
satisfactory to Lender, a Mortgagee Agreement between First Union and Lender, duly authorized, executed and delivered by First Union;

                  (c)  Lender  shall  have  received,   in  form  and  substance
satisfactory to Lender, a Landlord Agreement, duly authorized, executed and delivered by One Price Realty;

                  (d) Lender shall have received, the amount of $7,368,421 in immediately available funds representing repayment of the entire principal amount outstanding under the Term Loan;

                  (e) No Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred; and

                  (f) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and One Price VI.

         5.       Release of Duncan Real Property.

                  Upon fulfillment of all of the conditions precedent set forth in Section 4 of this Amendment, the Mortgage will be endorsed by Lender and delivered to One Price (or as One Price shall direct) for cancellation, and Lender will execute and deliver to One Price (or as One Price shall direct) a UCC termination statement with respect to the UCC fixture filing filed with the RMC Office for Spartanburg County, South Carolina at File No. 9600549; but neither such endorsement and cancellation of the Mortgage nor the execution and delivery of such UCC termination statement shall be deemed to satisfy or extinguish any of the Obligations secured thereby (other than the principal amount of the Term Loan repaid pursuant to the terms hereof), nor to release any other Collateral for the Obligations (except for the Duncan Real Property including the fixtures described in the UCC fixture filing so terminated by Lender, but not any trade fixtures, equipment or other personal property covered by any other UCC financing statement(s) filed by Lender against One Price).

         6.       Notices of Compliance with First Union Financing and Duncan Lease; Rights to Cure.

                  (a) On or before the third day of each month, One Price shall provide to Lender evidence satisfactory to Lender that (i) One Price has paid all rent and other amounts due under the Duncan Lease as of and through the first day of such month and that One Price and One Price Realty are in all other respects in compliance with the terms thereof, (ii) One Price Realty has paid all principal, interest and other amounts due as of and through the first day of such month in respect of the guaranteed indebtedness referred to in Section 9.9(h) of the Loan Agreement as amended hereby and otherwise under the financing agreements relating thereto (collectively, the First Union Financing"), and
(iii) One Price Realty and One Price are in all other respects in compliance with the terms of the First Union Financing.

                  (b) In addition to and not by way of limiting Lender's rights under Section 7.6 of the Loan Agreement, Lender may cure for Borrowers' account any default by One Price or One Price Realty under the Lease and/or any default by One Price Realty or One Price under the First Union Financing. Lender may add any amounts so expended to the Obligations and charge Borrowers' account(s) therefor, such amounts to be repayable by Borrowers on demand. Lender shall be under no obligation to effect such cure, and shall not, by doing so, be deemed to have assumed any obligation or liability of One Price or One Price Realty. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default under the Loan Agreement and to proceed accordingly.

         7.       Miscellaneous.

                  (a) Entire Agreement; Ratification and Confirmation of the Financing Agreements. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced. Except as specifically modified pursuant hereto, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

                  (b)      Governing Law.  This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the
State of Georgia, without regard to principles of conflicts of law.

                  (c)      Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  (d)      Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
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         By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree
as set forth herein.
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                                                     Very truly yours,

                         CONGRESS FINANCIAL CORPORATION
                                                       (SOUTHERN)

                                                     By:          /s/  Morris P. Holloway

                                                     Title:        First Vice President


AGREED AND ACCEPTED:

ONE PRICE CLOTHING STORES, INC.

By:     /s/ C. Burt Duren

Title:  Treasurer


ONE PRICE CLOTHING OF PUERTO RICO, INC.

By:    /s/C. Burt Duren

Title:  Treasurer


CONSENTED TO AND AGREED:

ONE PRICE CLOTHING - U.S. VIRGIN ISLANDS, INC.

By:     /s/ C. Burt Duren

Title:  Treasurer
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